SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                 ________________


                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 1997.

                                  OMI Trust 1996-C
               (Exact name of registrant as specified in charter)


         Pennsylvania               33-99320               Applied for
      (State or other jurisdiction  (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

     c/o PNC Bank, National Association
     Corporate Trust Department
     Attention:  Constantine Hromych
     1700 Market Street
     Philadelphia, Pennsylvania                                 19103
    (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (215) 585-8738

_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                               ________________



                                   FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) February 18, 1997.

                                 OMI Trust 1996-C
               (Exact name of registrant as specified in charter)


         Pennsylvania                33-99320               Applied for
   (State or other jurisdiction    (Commission             (IRS Employer
    of incorporation)               File Number)         Identification No.)

  c/o PNC Bank, National Association
  Corporate Trust Department
  Attention:  Constantine Hromych
  1700 Market Street
  Philadelphia, Pennsylvania                          19103
    (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code (215) 585-8738

_______________________________________________________________________________
       (Former name or former address, if changed since last report.)

                             OMI Trust 1996-C

                                 Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

        OMI Trust 1996-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on February 18, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on February 18, 1997.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                        Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OMI TRUST 1996-C, Registrant

                                        By:  Oakwood Acceptance Corporation,
                                              as servicer


February 21, 1997

                                      Douglas R. Muir
                                      Vice President

                                         Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                  as servicer


February 21, 1997                           /s/ DOUGLAS R. MUIR

                                            Douglas R. Muir
                                            Vice President

                            INDEX OF EXHIBITS
                                                    Page of Sequentially
                                                       Numbered Pages

20.1     Monthly Remittance Report relating to
         Distribution Date occurring on
         February 18, 1997.................................. 5-10

                               INDEX OF EXHIBITS

                                                     Page of Sequentially
                                                        Numbered Pages

20.1     Monthly Remittance Report relating
         to Distribution Date occurring on
         February 18, 1997..................................